SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 28, 2001

WACHOVIA CORPORATION
(Exact name of registrant as specified in its charter)

NORTH CAROLINA	No. 1-9021	No. 56-1473727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 North Main Street, Winston-Salem, NC 27101
191 Peachtree Street NE, Atlanta, GA 30303
(Address of principal executive offices)

Registrant's telephone number, including area code:
Winston-Salem 336-770-5000
Atlanta 404-332-5000

Not applicable
(Former name or former address, if changed since last report)

Items 1 - 4.	Not Applicable

Item 5.	Not Applicable

Item 6.	Not Applicable

Item 7.	Exhibits.

	99.1	Press Release, dated March 26, 2001, issued by Wachovia Corporation .

	99.2	Slide Package prepared for use by Donald K. Truslow, Chief Risk Officer of Wachovia Corporation for Investor Conference held in Winston-Salem, North Carolina, on March 28, 2001 .

Item 8.	Not Applicable

Item 9.	Regulation FD Disclosure.

On March 26, 2001, Wachovia Corporation (the “Registrant”) announced that it was hosting an Investor Conference to discuss broad strategic goals at its headquarters in Winston-Salem, North Carolina, with a simultaneous webcast. The Press Release titled “Wachovia to Webcast Analyst and Institutional Investor Conference on March 28 and 29” dated March 26, 2001 is included as Exhibit 99.1. The Slide Package prepared for use by Donald K. Truslow at this presentation on March 28, 2001, is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Slide Package is presented as of March 28, 2001, and the Registrant does not assume any obligation to update said information in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION
By: /s/ Robert S. McCoy, Jr.

Name: Robert S. McCoy, Jr.
Title: Vice Chairman and Chief Financial Officer

Date: March 28, 2001